UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

February 14, 2017

Date of Report (date of earliest event reported)

Apple Inc.

(Exact name of Registrant as specified in its charter)

California	001-36743	94-2404110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

1 Infinite Loop

Cupertino, California 95014

(Address of principal executive offices) (Zip Code)

(408) 996-1010

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 3, 2017 Apple Inc. (“Apple”) consummated the issuance and sale of $1,000,000,000 aggregate principal amount of its 4.300% Notes due 2047 (the “Notes”), pursuant to a subscription agreement dated February 14, 2017, by and between Apple and Deutsche Bank AG, Taipei Branch, as the lead manager.

The Notes are being issued pursuant to an indenture, dated as of April 29, 2013 (the “Indenture”), between Apple and The Bank of New York Mellon Trust Company, N.A., as trustee, together with the officer’s certificate dated as of March 3, 2017 issued pursuant to the Indenture establishing the terms of the Notes (the “Officer’s Certificate”).

The Notes are being issued pursuant to Apple’s Registration Statement on Form S-3 filed with the Securities and Exchange Commission on April 28, 2016 (Reg. No. 333-210983) (the “Registration Statement”).

Interest on the Notes will be payable semi-annually on March 3 and September 3 of each year, beginning on September 3, 2017 and on the maturity date of March 3, 2047.

The Notes will be Apple’s senior unsecured obligations and will rank equally with Apple’s other unsecured and unsubordinated debt from time to time outstanding.

The foregoing description of the Notes and related agreements is qualified in its entirety by the terms of the Subscription Agreement, the Indenture and the Officer’s Certificate (including the form of the Notes). Apple is furnishing the Subscription Agreement and the Officer’s Certificate (including the form of the Notes) attached hereto as Exhibits 1.1, 4.1 and 4.2, respectively, and they are incorporated herein by reference. The Indenture is filed as Exhibit 4.1 to Apple’s Registration Statement on Form S-3 filed with the Securities and Exchange Commission on April 29, 2013 (Reg. No. 333-188191). The computation of Apple’s ratio of earnings to fixed charges is filed as Exhibit 12.1 to Apple’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 9, 2017.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit Description

1.1	Subscription Agreement, dated as of February 14, 2017, by and between Apple Inc. and Deutsche Bank AG, Taipei Branch, as lead manager

4.1	Officer’s Certificate of Apple Inc., dated March 3, 2017

4.2	Form of Global Note (included in Exhibit 4.1)

5.1	Opinion of Hogan Lovells US LLP

23.1	Consent of Hogan Lovells US LLP (included in the opinion filed as Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 3, 2017	Apple Inc.

	By:	/s/ Luca Maestri
Luca Maestri Senior Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

1.1	Subscription Agreement, dated as of February 14, 2017, by and between Apple Inc. and Deutsche Bank AG, Taipei Branch, as lead manager

4.1	Officer’s Certificate of Apple Inc., dated March 3, 2017

4.2	Form of Global Note (included in Exhibit 4.1)

5.1	Opinion of Hogan Lovells US LLP

23.1	Consent of Hogan Lovells US LLP (included in the opinion filed as Exhibit 5.1)